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Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement on Form S-8 of Inverness Medical Innovations, Inc. of our audit report dated May 18, 2005, on our audit of the financial statements of Ischemia Technologies, Inc. for the year ended December 31, 2004.

Anton Collins Mitchell LLP
Denver, Colorado October 7, 2005

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  Exhibit 23.3